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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15 (d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): April 28, 2003

                             PARKER DRILLING COMPANY
               (Exact Name of Registrant as Specified in Charter)

        Delaware                         1-7573                  73-0618660
(State of Incorporation)        (Commission File Number)        (IRS Employer
                                                             Identification No.)

              1401 Enclave Parkway, Suite 600, Houston, Texas 77077
               (Address of Principal Executive Offices) (Zip Code)

       Registrant's telephone number, including area code: (281) 406-2000

                                (Not Applicable)
          (Former Name or Former Address, If Changed Since Last Report)

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ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS.

          (c)  Exhibits.

               99.1  Press Release of Parker Drilling Company dated
                     April 28, 2003

ITEM 9.   INFORMATION BEING PROVIDED UNDER ITEM 12.

          On April 28, 2003, Parker Drilling Company issued a press release announcing its operating results for the quarter ended March 31, 2003, and revised 2003 outlook. A copy of the press release is attached as Exhibit 99.1 to this Report on Form 8-K. This information is being furnished pursuant to
Item 12 of Form 8-K and is being presented under Item 9 of Form 8-K as provided in the Commission's final rule; interim guidance regarding Form 8-K Item 11 and 12 filing requirements (Release No. 34-47583)

                                    SIGNATURE

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  April 28, 2003
                                       PARKER DRILLING COMPANY

                                       By:  /s/ Robert L. Parker Jr.
                                          --------------------------------------
                                          Robert L. Parker Jr.
                                          President and  Chief Executive Officer

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                                 Exhibit Index

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
     Exhibit No.                            Description
     -----------                            -----------
        99.1              Press Release of Parker Drilling Company dated April 28,
                          2003
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